John Hancock Greater China Opportunities Fund
Supplement dated June 23, 2008 to the Class A, Class B, Class C, Class I and Class NAV
Prospectuses

Under “Fund Details”, in the “Who’s who” section, in the “Subadviser” subsection, the information about the portfolio managers is amended and restated as follows:

Below are brief biographical profiles of the leaders of the fund’s investment management team, in alphabetical order. These managers share portfolio management responsibilities. For more details about these individuals, including information about their compensation, other accounts they manage and any investments they may have in the fund, see the SAI.

Terrace Chum Pak Hing, MBA, CFA,CAIA

• Joined fund team in 2008

• Executive Director, of Hong Kong/China Equities, Manulife Global Investment Management (U.S. A.), Limited since 2008

•  Portfolio Manager at Schroder Investment Management (HK) Ltd. 1998-2006

•  Began business career in 1994

Matthew Lee, MBA

• Joined fund team in 2008

•  Regional Head of Greater China Equities, MFC Global Investment Management (U.S.A.), Limited since 2008

•  Head of Equities, CICC Hong Kong Asset Management Limited, Hong Kong, until 2008

•  Portfolio Manager at RCM/Allianz Global Investors, Hong Kong, and Chief Investment Officer at Alliance Bernstein Asset Management, Hong Kong (formerly New Alliance Asset Management) 1997-2005

•  Began business career in 1985

Tahnoon Pasha, BBA, MBA, CFA

•  Joined fund team in 2008

•  Vice President and Head of Hong Kong Equity Investments, Manulife Global Investment Management (U.S.A.), Limited since 2007

•  Deputy Chief Investment Officer/Head of Research and Head of ASEAN Region, Abu Dhabi Investment Authority until 2007

•  Equity analyst and portfolio manager, Abu Dhabi Investment Authority (1990-2007)

•  Began business career in 1990